Federated Hermes Michigan Intermediate Municipal Fund
A Portfolio of Federated Hermes Municipal Securities Income Trust
CLASS A SHARES (TICKER MMIFX)
INSTITUTIONAL SHARES (TICKER MMFIX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
A Special Meeting of Shareholders of Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”), a portfolio of Federated Hermes Municipal Securities Income Trust (the “Trust”), will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 AM (Eastern Time), on January 26, 2023, for the following purpose:
To approve a proposed Agreement and Plan of Reorganization, pursuant to which Federated Hermes Intermediate Municipal Fund (the “Acquiring Fund”) would acquire all, or substantially all, of the assets of the Fund in exchange for Class A Shares and Institutional Shares of the Acquiring Fund to be distributed pro rata by the Fund to its shareholders of Class A Shares and Institutional Shares, respectively, in complete liquidation, dissolution and termination of the Fund (the “Reorganization”).
The Agreement and Plan of Reorganization was reviewed and approved by the Board of Trustees (the “Board”) of the Trust at a meeting held on August 11, 2022. The Board’s approval of the Agreement and Plan of Reorganization is subject to further approval by the Fund’s shareholders. The Fund anticipates mailing a Prospectus/Proxy Statement to shareholders of the Fund on or about December 14, 2022.
The Board, including the Independent Trustees, believes that the proposed Reorganization of the Fund into the Acquiring Fund, which is expected to be tax-free, is in the best interests of the Fund’s shareholders and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization. If approved, shareholders of the Fund will be receiving shares in a fund with a similar intermediate duration risk profile, greater assets, a stronger historical performance record and lower gross and net total expenses than the Fund.

It is expected that the record date for determination of shareholders entitled to vote at the Special Meeting will be November 28, 2022 (the “Record Date”). Holders of shares purchased after the Record Date will not be entitled to vote at the meeting. Assuming shareholder approval is obtained, the Reorganization is expected to occur after the close of business on or about February 10, 2023. At the time of the Reorganization, it is anticipated that the Fund will transfer most, if not all, of its then existing portfolio to the Acquiring Fund.
The estimated expenses associated with the Reorganization to be borne by the Fund, including those related to direct proxy expenses and brokerage fees, will be provided in the forthcoming Prospectus/Proxy Statement.
Federated Hermes, Inc. (“Federated Hermes”) or its affiliates intend to invest in the Fund prior to the Record Date in an amount such that it would own approximately 50% of the outstanding shares of the Fund in an effort to help achieve quorum for the Fund’s Special Meeting. Federated Hermes or its affiliates will “shadow vote” the shares acquired through any such investment. Shadow voting involves voting in proportion to the percentage of favorable and unfavorable votes cast by the Fund’s shareholders. Federated Hermes or its affiliates will shadow vote their respective shares immediately prior to the Special Meeting based on the percentage of favorable and unfavorable votes cast at that time. Federated Hermes’ investment in the Fund and its use of shadow voting will be more fully described in the Prospectus/Proxy Statement that will be mailed to shareholders on or about December 14, 2022.
In connection with Federated Hermes’ investment into the Fund, the following language replaces, in its entirety, the current language in “What are the Fund’s Investment Strategies” under the section entitled “TEMPORARY INVESTMENTS”:
“The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities, affiliated mutual funds (including one or more affiliated money market funds) or holding cash. It may do this in response to unusual or extraordinary circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. Such unusual or extraordinary circumstances may include large cash inflows resulting from the Adviser or one of its affiliates making a short-term investment in the Fund to facilitate obtaining a quorum for a shareholder meeting or otherwise to facilitate a fund reorganization or liquidation. It is possible that such temporary investments could affect the Fund’s investment returns. If the Fund invests in taxable securities, it may receive and distribute taxable income to investors and to that extent fail to meet its investment objectives.”

To the extent that Federated Hermes, one of its subsidiaries, or its officers and directors, are deemed to be participants in the solicitation of proxies from shareholders of the Fund in connection with the proposed proxy statement, additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed proxy statement will be included in, or incorporated into, the Prospectus/Proxy Statement that the Acquiring Fund files with the Securities and Exchange Commission (SEC).
The foregoing is not an offer to sell, nor a solicitation to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. Shareholders of the Fund, as of the Record Date, will receive a Prospectus/Proxy Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed Reorganization. The Prospectus/Proxy Statement, and any other documents filed by the Fund or the Acquiring Fund with the SEC, may be obtained free of charge on the SEC’s website at www.sec.gov or on the Fund’s website at FederatedInvestors.com. Investors should read the Prospectus/Proxy Statement carefully before making any voting decision, because it contains important information.
October 21, 2022

Federated Hermes Michigan Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455843 (10/22)
© 2022 Federated Hermes, Inc.